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                                                                     Exhibit 4.1


                       Form of Common Stock Certificate

             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA


NUMBER                                                                  SHARES

                             MEDI-JECT CORPORATION


This Certifies that ________________________ is the owner and registered holder of ___________________ Shares of fully paid and nonassessable shares of Common Stock, $.01 par value, of Medi-Ject Corporation transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

In witness whereof, the said corporation has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation this ___day of _____________, 19__.



- ----------------------------------      --------------------------------
Secretary                               President
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The issuer of the securities represented by this certificate will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued by such issuer, so far as they have been determined, and the authority of the board of directors of such issuer to determine the relative rights and preferences of subsequent classes or series.






For Value Received ___________________ hereby sell, assign and transfer unto _____________________________________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________Attorney to transfer the said shares on the Books of the within named Corporation with full power of substitution in the premises.

Dated __________________, 19___

IN PRESENCE OF ____________________________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.